UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22530

Salient MLP & Energy Infrastructure Fund
(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800, Houston, TX  77027
(Address of principal executive offices) (Zip code)

John A. Blaisdell
4265 San Felipe, Suite 800, Houston, TX  77027
(Name and address of agent for service)

713-993-4675
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: February 28, 2013

Item 1. Schedule of Investments.

Salient MLP & Energy Infrastructure Fund
Consolidated Schedule of Investments
February 28, 2013
(Unaudited)
	Shares/Units	Fair Value
Master Limited Partnerships and Related Companies - 126.4%

Coal - 2.1%
United States - 2.1%
Alliance Holdings GP, L.P. (1)(2)(4)	63,886	$3,318,239

Crude/Natural Gas Production - 7.2%
United States - 7.2%
EV Energy Partners, L.P. (2)(4)	41,356	2,316,350
Linn Co, LLC (2)	237,850	9,269,014
		11,585,364

Crude/Refined Products Pipelines - 40.6%
United States - 40.6%
Enbridge Energy Management, L.L.C. (2)(3)(4)	396,377	10,832,971
Inergy Midstream, L.P. (4)(7)	198,333	4,748,092
Kinder Morgan, Inc. (2)	254,450	9,432,461
Kinder Morgan Management, LLC (2)(3)(4)	152,720	12,649,816
Magellan Midstream Partners, L.P. (1)(2)(4)	159,200	7,985,472
Plains All American Pipeline, L.P. (1)(2)(4)	269,980	14,781,405
Rose Rock Midstream, L.P.	136,300	4,634,200
		65,064,417

Natural Gas/Natural Gas Liquids Pipelines - 37.3%
United States - 37.3%
Eagle Rock Energy Partners, L.P. (2)(4)	512,923	4,883,027
El Paso Pipeline Partners, L.P. (1)(2)(4)	198,879	8,311,153
Energy Transfer Equity, L.P. (1)(2)(4)	163,215	8,681,406
Enterprise Products Partners L.P. (1)(2)(4)	327,898	18,581,980
EQT Midstream Partners, LP (2)	80,409	3,050,717
Spectra Energy Corp. (2)	16,965	492,664
Spectra Energy Partners, LP (2)(4)	143,293	5,290,378
Williams Companies, Inc. (2)	299,118	10,382,386
		59,673,711

Natural Gas Gathering/Processing - 25.9%
United States - 25.9%
Crosstex Energy, Inc. (2)	279,005	4,651,013
Crosstex Energy, L.P. (2)(4)	230,600	3,890,222
DCP Midstream Partners, LP	89,950	3,654,669
EMG Utica, L.L.C. (5)	6,585,321	6,585,321
MarkWest Energy Partners, L.P. (2)(4)(6)	101,736	5,816,247
Summit Midstream Partners, LP (2)(4)	112,773	2,539,648
Targa Resources Corp. (2)	100,964	6,158,804
Targa Resources Partners L.P. (2)(4)	103,037	4,244,094
Western Gas Equity Partners, LP (2)(4)	115,944	3,938,618
		41,478,636

Oil & Gas Field Services - 1.9%
United States - 1.9%
AIM Water LLC (5)	3,000,000	2,997,000

Shipping - 11.4%
Bermuda - 2.6%
Golar LNG Partners LP (2)	140,500	4,179,875
Republic of the Marshall Islands - 4.9%
Teekay Offshore Partners L.P. (2)	276,793	7,747,436
United States - 3.9%
Capital Product Partners L.P. (4)(5)(6)(8)	666,667	6,252,603
		18,179,914

Total Master Limited Partnerships and Related Companies (Cost $160,415,448)		$202,297,281

Short-Term Investment - 8.3%
United States Investment Company - 8.3%
Invesco Short-Term Treasury Portfolio Fund - Institutional Class, 0.02% (1) (Cost $13,375,650)	13,375,650	$13,375,650

Total Investments - 134.7% (Cost $173,791,098)		215,672,931

Credit Facility - (38.7%)		(62,000,000)
Other Assets and Liabilities - 4.0%		6,434,067
Total Net Assets Applicable to Common Stockholders - 100.0%		$160,106,998

All percentages disclosed are calculated by dividing the indicated amounts by net assets applicable to common shareholders.
(1)	All or a portion of these securities are held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.
(2)
All or a portion of these securities are held as collateral pursuant to the line of credit agreement. As of February 28, 2013 the total value of securities held as collateral for the line of credit agreement was $151,571,896.

(3)	Distributions are paid-in-kind.
(4)	Non-income producing security.
(5)	Restricted security has been fair valued in accordance with procedures approved by the Board of Trustees and have a fair value of $12,837,924, which represents 8.0% of net assets.
(6)	Restricted security is exempt from registration under the Securities Act of 1933.
(7)	Rule 144A security or other security which is restricted as to resale to institutional investors.
(8)	Security has been deemed illiquid by the Adviser based on procedures approved by the Board of Trustees.

Written Call Options held at February 28, 2013

Written Call Options	Expiration Date	Strike Price	Agreements	Fair Value
Crosstex Energy, Inc.	March 2013	17.50	1,400	$42,000
Crosstex Energy, L.P.	March 2013	17.50	1,819	54,570
Linn Co, LLC	March 2013	40.00	1,495	52,325

Total Written Call Options (Premiums received $118,740)			4,714	$148,895

Open Futures Contracts at February 28, 2013

Futures Contracts	Number of Contracts	Month/ Commitment	Notional Amount at Value	Unrealized Appreciation (Depreciation)
E-mini S&P 500 Index	267	March 2013/Short	$(20,201,888)	$(173,400)
WTI Crude (1)	104	April 2013/Short	(9,573,200)	450,411

Total Futures Contracts			$(29,775,088)	$277,011

(1)	This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.

Open Total Return Swap Contracts at February 28, 2013 - Short Positions
			Notional	Fair
Counterparty	Reference Entity	Maturity Date	Value	Value
Morgan Stanley	Salient MLPX Basket (1)	11/5/2014	$(28,121,785)	$(324,023)
Morgan Stanley	Salient MPX2 Basket (1)	11/5/2014	(4,615,339)	(59,233)

Total Equity Swap Contracts			$(32,737,124)	$(383,256)

(1)	This position is held by the Salient MLP & Energy Infrastructure Fund, Inc. (the "Subsidiary") the wholly owned C-Corporation.

(1)   ORGANIZATION

Salient MLP & Energy Infrastructure Fund (the “Fund”),  a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), commenced operations on May 25, 2011 as a non-diversified, closed-end management investment company.  The Fund has authorized and issued 6,400,000 and 6,142,106 common shares of beneficial interest respectively (“Common Shares”), which may be issued in more than one class or series.  The Fund’s Common Shares are listed on the New York Stock Exchange (“NYSE”) under the symbol “SMF.”

The Fund’s objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to its common shareholders. The Fund seeks to achieve its investment objective by investing at least 80% of its total assets in securities of master limited partnerships (“MLPs”) and energy infrastructure companies.

The board of trustees (each member thereof a “Trustee” and, collectively the “Board”) is authorized to engage an investment adviser, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Capital Advisors, LLC (the “Adviser”) to manage the Fund’s portfolio and operations. The Adviser is a Texas limited liability company that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Under the Investment Management Agreement, the Adviser is responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Fund’s investment program subject to the ultimate supervision of the Board.

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur.  However, based on experience, management expects the risk of loss to be remote.

The Fund may invest up to 25% of its total assets in the Salient MLP & Energy Infrastructure Fund, Inc. a wholly owned subsidiary (the “Subsidiary”) that was formed on May 2, 2011. The Subsidiary, which is organized under the laws of the state of Delaware, is controlled by the Fund, and is therefore consolidated in the Fund’s consolidated financial statements.  The Fund invests in the Subsidiary in order to gain additional exposure to the investment returns of the MLP markets, within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Fund” includes both the Fund and the Subsidiary.

(2)   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND PRACTICES

(a)   BASIS OF ACCOUNTING

These consolidated financial statements have been prepared in conformity with generally accepted accounting principles in the United States of America (“US GAAP”). The accompanying consolidated financial statements reflect the financial position of the Fund and its Subsidiary and the results of their operations on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation.

(b)   CASH EQUIVALENTS

The Fund considers all unpledged temporary cash investments with a maturity date at the time of purchase of three months or less to be cash equivalents.

(c)   PORTFOLIO SECURITIES TRANSACTIONS

Security transactions are accounted for on a trade date basis.  Realized gains and losses are reported using the specific identification cost basis.

(d)   INVESTMENT VALUATION

The valuation of the Fund’s investments is determined each day based on the most recent close of regular session trading on the NYSE and reported by U.S. Bancorp Fund Services, LLC, the Fund’s independent administrator (“Administrator”).

The Board has formed a valuation committee (the “Board Valuation Committee”) that is responsible for overseeing the Fund’s valuation policies, making recommendations to the Board on valuation-related matters, and overseeing implementation by the Adviser of the Fund’s valuation policies.

The Board has authorized the Adviser, to establish a valuation committee of the Adviser (“Adviser Valuation Committee”).  The function of the Adviser Valuation Committee, subject to oversight of the Board Valuation Committee and the Board, is generally to review the Fund’s valuation methodologies, valuation determinations, and any information provided to the Adviser Valuation Committee by the Adviser or the Fund’s Administrator.

To the extent that the price of a security cannot be determined applying the methods described below, the Adviser Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

•
SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES–In general, the Fund values those securities at their last sale price on the exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Fund uses the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be the mean of the closing “bid” and ”ask” prices on the valuation day on the relevant exchange.  Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price.

Publicly-traded equity securities acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value.  Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount.  Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.  Equity securities are typically categorized as Level 1 or 2 in the fair value hierarchy based on the level of inputs utilized in determining the value of such investments.

•
DERIVATIVES AND FIXED-INCOME SECURITIES–Derivatives and fixed-income securities are generally valued using independent pricing services and/or agreements with counterparties or other procedures approved by the Board.  Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded and are typically categorized as Level 1 in the fair value hierarchy.  Options that are listed on a securities exchange are generally valued at the closing “bid” and “ask” prices for options held long and short, respectively on the date of valuation and are typically categorized as Level 1 in the fair value hierarchy.  If no such bid or ask price is reported by such exchange on the valuation date, the Adviser will determine the fair value in good faith using information that is available at such time.  Non exchange-traded derivatives, such as swap agreements, are valued based on procedures approved by the Fund’s Board and are typically categorized as Level 2 in the fair value hierarchy.  Credit default swaps and fixed-income securities are fair valued using an evaluated quote provided by an independent pricing service.  Evaluated quotes provided by the pricing service are valued based on a model which may include among other considerations, end of day net present values, spreads, ratings, industry, and company performance.  Total return swaps are valued based on the value of the underlying security, accrued interest and the terms of the specific contract.  Fixed-income securities maturing within a relatively short time frame and of sufficient credit quality may be valued at amortized cost, which approximates market value and are typically categorized as Level 2 in the fair value hierarchy.

•
SECURITIES NOT ACTIVELY TRADED–The value of securities, derivatives or synthetic securities that are not generally traded on an exchange are determined by obtaining quotes from broker that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures.  In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.  Securities for which independent pricing services are not available are valued at fair value pursuant to the fair valuation procedures approved by the Board and are typically categorized as Level 2 or Level 3 in the fair value hierarchy.

(e)   FOREIGN CURRENCY

The accounting records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollar amounts at current exchange rates on the date of valuation.  Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions.

 (f)   MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies.  The Fund and Subsidiary invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interest or “units” are traded on securities exchanges like shares of corporate stock.  To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities.  Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide.  An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).  The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company.  The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions.  The Fund’s investments in MLPs consist only of limited partner or member interests ownership.  The MLPs themselves generally do not pay U.S. federal income taxes.  Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends).  Currently, most MLPs operate in the energy and/or natural resources sector.

(g)   RESTRICTED SECURITIES AND ILLIQUID SECURITIES

The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of which up to 10% may be in securities of privately held companies.  A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act.  Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business.  Certain restricted securities may be resold in transaction exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by the Adviser based on procedures approved by the Board.  Therefore, not all restricted securities are considered illiquid.

Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board.  Such fair value procedures may consider, among other factors, discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports.  If events occur that affect the value of the Fund’s securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

The restricted securities held at February 28, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
Capital Product Partners, L.P.	3.9	5/21/12	$6,000,003	666,667	6,252,603

(h)   USE OF ESTIMATES

The preparation of the consolidated financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities, and reported amounts of income and expenses in the consolidated financial statements. Actual results could differ from those estimates and such differences may be significant.

(i)    DERIVATIVE INSTRUMENTS

All open derivative positions at quarter end are presented in the Fund’s Consolidated Schedule of Investments.  The following is a description of the derivative instruments that the Fund utilizes as part of its investment strategy, including the primary underlying risk exposures related to each instrument type.

OPTIONS – The Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders.  Options are secured by investments, as detailed in the Fund’s Consolidated Schedule of Investments.  A call option on an equity is a contract that gives the holder of such call option the right to buy the equity underlying the call option from the writer of such call option at a specified price at any time during the term of the option.  At the time the call option is sold, the writer of a call option receives a premium from the buyer of such call option.  If the Fund writes a call option, it will have the obligation upon exercise of such call option to deliver the underlying equity upon payment of the exercise price.  As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

Transactions in written options contracts for the period from December 1, 2012 through February 28, 2013, are as Follows:

	Contracts	Premiums
Outstanding at November 30, 2012	236	$ 11,231
Options written	6,614	193,197
Options exercised	-	-
Options expired	(1,736)	(55,303)
Options covered	(400)	(30,384)
Outstanding at February 28, 2013	4,714	$ 118,741

FUTURES CONTRACTS - The Fund invests in futures contracts as a part of its hedging strategy to manage exposure to interest rate, equity and market price movements, and commodity prices.  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). A portion of the initial margin is restricted as to its use. Subsequent payments, known as “variation margin,” are made or received by the Fund, depending on the fluctuations in the value of the underlying security. The underlying securities are not physically delivered. The Fund recognizes a gain or loss equal to the variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. The use of futures transactions involves, to varying degrees, elements of market risk (generally equity price risk related to stock index or equity futures contracts and interest rate risk related to bond futures contracts) and exposure to loss. The face or contract amounts reflect the extent of the total exposure the Fund has in the particular classes of instruments. Among other risks, the use of futures contracts may cause the Fund to have imperfect correlation due to differences between movements in the price of the futures contracts and the market value of the underlying securities. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

SWAP AGREEMENTS – The Fund invests in swap agreements as a part of its hedging strategy to manage credit and market risks.  During the period from December 1, 2012 through February 28, 2013, the Fund invested in credit default swap and total return swap agreements.

A credit default swap (“CDS”) agreement gives one party (the buyer) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if a credit event (a downgrade, bankruptcy or default) occurs. This value is obtained by delivering a debt security of the reference issuer to the party in return for a previously agreed upon payment from the other party (frequently, the par value of the debt security). The Fund is usually a net buyer of CDSs.

The Fund as a buyer of a CDS  would have the right to deliver a referenced debt obligation and receive the par (or other agreed-upon) value of such debt obligation from the counterparty in the event of a default or other credit event by the reference issuer with respect to its debt obligations. In return, the Fund would pay the counterparty a periodic stream of payments over the term of the contract provided that no event of default or other credit event has occurred. If no default or other credit event occurs, the counterparty would keep the stream of payments and would have no further obligations to the Fund.  Collateral, in the form of cash, is held in a broker segregated account for CDSs.

Total return swaps (“TRSs”) are bilateral financial contract agreements where one party (the payer) agrees to pay the other (the receiver) the total return on a specified asset or index in exchange for a fixed or floating rate of return.  A TRS allows the receiver or payer to derive the economic benefit of owning or having short exposure to an asset without owning or shorting the underlying asset.  The receiver is entitled to the amount, if any, by which the notional amount of the total return swap agreement would have increased in value had it been invested in the particular instruments, plus an amount equal to any dividends or interest that would have been received on those instruments.  In return, the payer is entitled to an amount equal to a fixed or floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such instruments, less any dividends or interest.  The amounts to which each party is entitled are normally netted against each other, resulting in a single amount that is either due to or from each party.  Collateral, in the form of cash, is held in a broker segregated account for  TRSs.

In addition to being exposed to the credit risk of the underlying reference entity, CDSs and TRSs are subject to counterparty risk, market risk and interest rate risk. CDSs and TRSs utilized by the Fund may not perform as expected.  Risks may arise as a result of the failure of the counterparty (Protection Seller) to perform under the agreement. The loss incurred by the failure of a counterparty is generally limited to the market value and premium amounts recorded. The Fund considers the creditworthiness of each counterparty to a swap agreement in evaluating potential credit risk. Additionally, risks may arise from the unanticipated movements in interest rates or in the value of the underlying reference securities.  The Fund may use various techniques to minimize credit risk including early termination or reset and payment.  Collateral in the form of cash, is held in broker segregated accounts for TRSs and CDSs.

The Adviser has claimed an exemption from registration as a commodity pool operator under the Commodity Exchange Act (“CEA”).  Therefore, during the period from December 1, 2012 through February 28, 2013, the Fund was not subject to the registration and regulatory requirements of the CEA.  On February 9, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted amendments to its rules that have affected the Adviser and the Fund’s abilities to continue to claim this exemption after December 31, 2012.  Pursuant to these amendments, the Advisor registered as a commodity pool operator and, along with the Fund, is subject to regulation and additional reporting requirements under the CEA.

Commodity Exchange Act ("CEA"), the Adviser has filed a notice of exemption from registering as a "commodity pool operator" with respect to the Fund.  The Fund and the Adviser are therefore not subject to registration or regulation as a pool operator under the CEA.  Effective December 31, 2012, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, swaps (including securities futures, broad-based stock index futures and financial futures contract).  The Fund will limit its transactions in such instruments (excluding transactions entered into for "bona fide hedging purposes," as defined under the Commodity Futures Trading Commission regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on such positions.  The Fund and the Adviser do not believe that complying the amended rule will limit the Fund's ability to use commodity, futures, options and swaps to the extent that it has used them in the past.  These limitations, however, may have an impact on the ability of the Adviser to manage the Fund in the future and on the Fund's performance.

During the period from December 1, 2012 through February 28, 2013, the Fund’s direct investments in derivatives consisted of written call options, future contracts, and CDS and TRS agreements.

The following is a summary of the fair value of derivative instruments held directly by the Fund as of February 28, 2013.  These derivatives are presented in the Consolidated Schedule of Investments.

	Assets		Liabilities
	Variation Margin*	Unrealized Loss on Swap Agreements	Written Call Options at Fair Value	Variation Margin*
Equity Risk Exposure:
Futures Contracts	$-	$-	$-	$173,400
Written Call Options	-	-	148,895	-
Total Return Swap Agreements	-	383,256	-	-
Commodity Risk Exposure:
Futures Contracts	450,411	-	-	-

*
Includes cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only the current day’s variation margin is reported within the Consolidated Statements of Assets, Liabilities and Shareholders’ Equity.

Volume of Derivative Activity

        The following is a summary of the average notional value of futures contracts sold short, written call options, and swap agreements including credit default swaps where protection was purchased during the period from December 1, 2012 through February 28, 2013 as well as the notional amount of futures contracts, written call options and swap agreements outstanding as of February 28, 2013.

	Monthly Average Notion Amount	Notional Amount Outstanding at February 28, 2013
Options written	$(10,342,167)	$(11,613,250)

Futures contracts	(24,999,150)	(29,775,088)

Equity Swap agreements	(17,683,132)	(32,737,124)

(j)    RECENT ISSUED ACCOUNTING PRONOUCEMENT

In December 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2011-11 requires an entity to disclose both gross and net information related to offsetting and related arrangements enabling users of the financial statements to understand the effect of those arrangements on the entity’s financial position.  The objective of this disclosure is to facilitate comparison between those entities that prepare their financial statements on the basic of U.S. GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards.  ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Adoption of ASU 2011-11 will have no effect on the Fund’s net assets.

In January 2013, the Financial Accounting Standards Board issued Accounting Standards Update No. 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” (“ASU 2013-01”) which amended Accounting Standards Codification Subtopic 210-20, Balance Sheet Offsetting.  ASU 2013-01 clarified the scope of ASU No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”).  ASU 2013-01 clarifies the scope of ASU 2011-11 as applying to derivatives accounted for in accordance with Topic 815, Derivatives and Hedging, including bifurcated embedded derivatives, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions that are offset either in accordance with other requirements of U.S. GAAP or subject to an enforceable master netting arrangement or similar agreement.  The guidance in ASU 2013-01 and ASU 2011-11 is effective for interim and annual periods beginning on or after January 1, 2013.  Adoption of ASU 2011-11 will have no effect on the Fund’s net assets.  At this time, management is evaluating any impact ASU 2013-01 and ASU 2011-11 may have on the Fund’s financial statements.

(3)    FAIR VALUE MEASUREMENTS

The Fund defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions.

The inputs used to determine the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 –quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.  The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Other assets and securities, which are generally not exchange-traded, or for which market quotations are not readily available or are deemed unreliable are valued at fair value as determined in good faith by the Adviser Valuation Committee.  Fair value pricing may be used for significant events such as securities for which trading has been suspended, prices have become stale of for which there is no currently available price at the close of the NYSE.  A significant change in the unobservable inputs could result in a significantly lower or higher fair value measurement.  Depending on the source and relative significance of valuation inputs, these investments may be classified as Level 2 or Level 3 in the fair value hierarchy.

The Fund establishes valuation processes and procedures to ensure that the valuation techniques for investments are fair, consistent, and appropriate.  The Board Valuation Committee has authorized the Adviser to oversee the implementation of the Fund’s Board approved valuation procedures by the Administrator.  The Adviser valuation committee is responsible for developing the Fund’s written valuation processes and procedures, conducting periodic reviews of the valuation policies, and evaluating the overall fairness and consistent application of the valuation policies.  The Adviser Valuation Committee is comprised of various Fund personnel which include members from the Fund’s portfolio management, accounting, and operations groups.

The following is a summary categorization as of February 28, 2013, based upon the three levels defined above.  The breakdown by category of equity securities is disclosed in the Consolidated Schedule of Investments.

	LEVEL 1		LEVEL 2		LEVEL 3		Total
	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial	Investment	Other Financial
	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^	Securities	Instruments^
Investments
Corporate Bonds	$-	$-	$-	$-	$-	$-	$-	$-
Master Limited Partnerships and Related Companies	186,462,357	-	6,252,603	-	9,582,321	-	202,297,281	-
Money Market Fund	-	-	13,375,650	-	-	-	13,375,650	-
Written Call Options	-	(148,895)	-	-	-	-	-	(148,895)
Future Contracts	-	277,011	-	-	-	-	-	277,011
Equity Swap Agreements	-	-	-	383,256	-	-	-	383,256

Total	$186,462,357	$128,116	$19,628,253	$383,256	$9,582,321	$-	$215,672,931	$511,372

^ Other financial instruments include any derivative instruments not reflected in the Consolidated Schedule of Investments as Investment Securities, such as futures contracts and swap agreements. These investments are generally presented in the Consolidated Schedule of Investments at the unrealized gain or loss on the investment.

The following table is a summary of quantitative information about significant unobservable valuation inputs for Level 3 fair value measurement for investments held as of February 28, 2013.

	Fair value as of	Valuation	Liquidity of	Adjustments
Type of Assets	February 28, 2013	Technique(s)	Investments	To NAV**

Master Limited Partnerships and Related Companies
AIM Water LLC	$2,997,000	Net asset value of underlying fund as practical expedient*	Greater than quarterly	None

EMG Utica, L.L.C.	6,585,321	Net asset value of underlying fund as practical expedient*	Greater than quarterly	None
Total Investments	9,582,321

*	Unobservable input
**	NAV may be adjusted if underlying fund reports a NAV as of a date other than the Fund’s measurement date, or if underlying fund is not reporting its investments at fair value.

The Fund discloses transfers between levels based on valuations at the end of the reporting period.

The following is a reconciliation of Level 3 investments based upon the inputs used to determine fair value:
	Balance as of December 1, 2012	Gross Purchases	Gross Sales	Transfers Out	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ Depreciation	Balance as of February 28, 2013
Master Limited Partnerships and Related Companies
Natural Gas Gathering/Processing	$600,000	$6,585,321	$(600,000)	$-	$-	$-	$6,585,321
Oil & Gas Field Services	2,997,000	-	-	-	-	-	$2,997,000
	$3,597,000	$6,585,321	$(600,000)	$-	$-	$-	$9,582,321

(4)    RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or an exemption from the registration requirements of the 1933 Act.  Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business.    At February 28, 2013, the Fund held restricted securities, all of which have been deemed to be illiquid.  The restricted securities held at February 28, 2013 are identified below and are also presented in the Fund’s Consolidated Schedule of Investments.

Security	% of Net Assets	Acquisition Date	Acquisition Cost	Shares/ Units	Fair Value
Capital Product Partners, L.P.	3.9	May 21, 2012	6,000,003	666,667	6,252,603
EMG Utica, L.L.C.	4.1	February 22, 2013	6,585,321	6,585,321	6,585,321
Total	8.0		12,585,324		12,837,924

(5)    CREDIT FACILITY

The Fund maintains a line of credit agreement (the “Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $55,000,000 credit facility.  Borrowings under the Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments.  The Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month London Interbank Offered Rate (LIBOR) plus 0.95% per annum.  The average principal balance and interest rate for the period from December 1, 2012 through February 28, 2013 was approximately $50,000,000 and 1.16%, respectively. At February 28, 2013, the principal balance outstanding was $45,000,000 at an interest rate of 1.15%.

The Subsidiary maintains a line of credit agreement (the “Sub Agreement”) with Bank of America Merrill Lynch which provides a secured revolving $20,000,000 credit facility.  Borrowings under the Sub Agreement are secured by investments as detailed in the Fund’s Consolidated Schedule of Investments.  The Sub Agreement provides for a commitment fee of 0.25% per annum on any unused amount on the credit facility plus interest accruing on any borrowed amounts at the one month LIBOR plus 0.95% per annum.  The average principal balance and interest rate for the period from December 1, 2012 through February 28, 2013 was approximately $16,100,000 and 1.16%, respectively. At February 28, 2013, the principal balance outstanding was $17,000,000 at an interest rate of 1.15%.

FEDERAL TAX INFORMATION

As of February 28, 2013, the Fund’s tax cost was $173,834,905 resulting in accumulated net unrealized appreciation of $41,838,026 consisting of $45,500,555 in gross unrealized appreciation and $3,662,529 in gross unrealized depreciation. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent semi-annual or annual report.

RISK CONSIDERATIONS

The following summary of certain common principal risk footnotes is not meant to be comprehensive of all the Fund’s risks.

General Market Risk

An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund, some of which will be traded on a national securities exchange or in the over the-counter markets. The value of the securities in which the Fund invests, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests may affect the value of the Fund’s common shares. An investment in the Fund’s common shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of the Fund’s distributions.

Concentration Risk

The Fund’s investment portfolio will be concentrated in MLPs and energy infrastructure companies. The focus of the portfolio on a specific industry or industries within the midstream sector may present more risks than if the portfolio was broadly diversified over numerous sectors of the economy. A downturn in one or more industries within the midstream sector would have a larger impact on the Fund than on an investment company that does not concentrate solely in MLPs and energy infrastructure companies. To the extent that the Fund invests a relatively high percentage of the Fund’s assets in the obligations of a limited number of issuers, the Fund may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

Leverage Risk

Financial leverage represents the leveraging of the Fund’s investment portfolio. The use of leverage can amplify losses. Unless the income and capital appreciation, if any, on securities acquired with the proceeds from financial leverage exceed the costs of such financial leverage, the use of leverage could cause the Fund’s net asset value to decline. When financial leverage is used, the net asset value and market value of the Fund’s common shares will be more volatile. There is no assurance that the Fund’s use of financial leverage will be successful.

Derivatives Risk

The Fund may purchase and sell derivative instruments (including options, futures contracts and swap agreements). The use of derivatives has risks, including high price volatility, government intervention, non-performance by the counterparty, the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or the illiquidity of the derivative investments. Furthermore, the ability to successfully use these techniques depends on the Adviser’s ability to predict pertinent market movements, which cannot be assured. The use of derivatives may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that the Fund might otherwise sell. In addition, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to derivative transactions are not otherwise available to the Fund for investment purposes

Item 2. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) (17 CFR 270.30a-3(c)) are effective as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 13a-15(b) or Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(d)).

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) (17 CFR 270.30a-3(d)) that occurred during the Registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)).  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Salient MLP & Energy Infrastructure Fund

By (Signature and Title)
   Greg A. Reid, President & Chief Executive Officer

Date ______________________________________________________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)
   Greg A. Reid, President & Chief Executive Officer

Date ______________________________________________________

By (Signature and Title)
   John E. Price, Treasurer & Chief Financial Officer

Date ______________________________________________________